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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   November 2, 1998
                                                        ------------------------

                                Code-Alarm, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
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                 (State of Other Jurisdiction of Incorporation)

          016441                                           38-2334695
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(Commission File Number)                       (IRS Employer Identification No.)

950 E. Whitcomb, Madison Heights, Michigan                              48071
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (248) 583-9620
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 4.  Changes in Registrant's Certifying Accountant.

         On November 2, 1998, Deloitte & Touche LLP resigned as the auditors for Code-Alarm, Inc., a Michigan corporation (the "Company").

         During the Company's two most recent fiscal years, and through the date of this filing, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or any other reportable event which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the matter in their report.

         Deloitte & Touche LLP's report on the Company's financial statements for the fiscal year ended December 31, 1996, contained an explanatory paragraph with respect to the Company's ability to continue as a going concern. Except with respect to the explanatory paragraph for the fiscal year ended December 31, 1996 only, the reports of Deloitte & Touche LLP for the fiscal years ended December 31, 1997 and 1996 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated November 9, 1998.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               CODE-ALARM, INC.
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                                               (Registrant)

Date:  November 9, 1998                By: /s/ CRAIG S. CAMALO
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                                          CRAIG S. CAMALO
                                          Vice President of Finance and Chief
                                          Financial Officer





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                               INDEX TO EXHIBITS



EXHIBIT NO.                 DESCRIPTION
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   16.1                     Letter From Deloitte & Touche LLP to the Securities

                            and Exchange Commission dated November 9, 1998.